         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT















                      SLIPPERY ROCK FINANCIAL CORPORATION
                            100 South Main Street
                     Slippery Rock, Pennsylvania 16057-1245







                          To be held April 15, 1997
















                    Mailed to Shareholders March 21, 1997

                     SLIPPERY ROCK FINANCIAL CORPORATION
                 100 South Main Street, Slippery Rock, PA  16057
                                (412) 794-2210




                                March 21, 1997



Dear Shareholder:

      It is my pleasure to invite and encourage you to attend the Annual Shareholder's Meeting.

      The meeting will be held at 7:00 P.M. on Tuesday, April 15, 1997, at the Slippery Rock Township Municipal Building, 155 Branchton Road, Slippery Rock, PA. This gives you an excellent opportunity to get acquainted with other Shareholders, Directors, Officers, and Staff. There will be a short business meeting followed by a buffet luncheon.

      It is my pleasure to report that the Board of Directors has declared a quarterly cash dividend of $0.15 (fifteen cents) per share to shareholders of record March 1, 1997 payable on March 28, 1997. The payment of a quarterly dividend is more common for holding companies our size that are listed on the NASDAQ Electronic Bulletin Board.

      You will find enclosed the Notice of Meeting, Proxy Statement and Proxy for the Annual Meeting of Shareholders of Slippery Rock Financial Corporation. Please review the enclosed material and sign, date and return the proxy card whether you plan to attend or not so that the matters coming before the meeting may be acted upon.

      I look forward to the meeting and welcome the opportunity to discuss the business of your Corporation with you. In order to plan for the luncheon, please return the enclosed reservation with your proxy by Thursday, April 10, 1997.


                                     Sincerely yours,



                                     William C. Sonntag
                                     President & CEO

                    SLIPPERY ROCK FINANCIAL CORPORATION
                            100 SOUTH MAIN STREET
                   SLIPPERY ROCK, PENNSYLVANIA 16057-1245
                               (412) 794-2210

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders:

      NOTICE IS HEREBY GIVEN that pursuant to the call of its Board of Directors, the Annual Meeting of Shareholders of Slippery Rock Financial Corporation will be held at the Slippery Rock Township Municipal Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057, on Tuesday, April 15, 1997, at 7:00 p.m., prevailing time, for the purpose of considering and voting on the following matters:

      1.     Election of four directors for a term of three years.

      2.     Approval of Employees Incentive Stock Option Plan.

      3.     Approval of Non-Employee Directors Stock Option Plan.

      4. Such other business as may properly come before the meeting or any adjournment thereof.

      Only those shareholders of record at the close of business on February 28, 1997 shall be entitled to notice of and to vote at the meeting. A Proxy Statement, a form of proxy and self-addressed envelope are enclosed. Complete, date and sign the proxy. Return it promptly in the envelope which requires no postage if mailed in the United States. If you attend the meeting, you may then withdraw your proxy and vote in person.

      This Notice, the accompanying Proxy Statement and form of proxy are sent to you by order of the Board of Directors.


                                    Eleanor L. Cress
                                    Secretary


Slippery Rock, Pennsylvania
March 21, 1997

                               PROXY STATEMENT

                                INTRODUCTION

      The Proxy Statement and enclosed proxy are being mailed to the shareholders of Slippery Rock Financial Corporation (the "Corporation"), on or about March 21, 1997, in connection with the solicitation of proxies by the Board of Directors of the Corporation. The proxies will be voted at the Annual Meeting of the Shareholders to be held on April 15, 1997, at 7:00 p.m., prevailing time, at the Slippery Rock Township Municipal Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057. Proxies may be revoked at will at any time before they have been exercised by filing with the Secretary of the Corporation of an instrument of revocation, by a duly executed proxy bearing a later date or by appearing at the Annual Meeting and giving notice of intention to vote in person.

      The costs of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, directors and officers of the Corporation may solicit proxies, without additional compensation, by telephone or telegraph. Arrangements may be made by the Corporation with banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held by them of record, and the Corporation may reimburse them for reasonable expense they incur in so doing.

      The Corporation's Annual Report for the year ended December 31, 1996, is enclosed with this Proxy Statement. It should not be regarded as proxy solicitation material.

                              VOTING SECURITIES

      As of the close of business on February 28, 1997, (the "Record Date"), there were outstanding 1,378,124 shares of Common Stock of the Corporation ("Common Stock"), the only class of capital stock of the Corporation outstanding and entitled to vote. Only shareholders of record as of the close of business on the Record Date, are entitled to notice of and to vote at the Annual Meeting. Each such shareholder is entitled to one vote for each such share held.

BENEFICIAL OWNERSHIP BY CERTAIN PERSONS AND MANAGEMENT

      There is set forth below information with respect to the beneficial ownership, as of the Record Date, of certain persons, including directors and nominees for director, of shares of the Common Stock.

Name of Beneficial               Amount and Nature       Percent of Class
Owner                            of Ownership (1)(2)
------------------               -------------------     ----------------

John W. Conway                          47,864                  3.47
 Slippery Rock, Pennsylvania

Grady W. Cooper                        181,947                 13.20
 St. Cloud, Florida

Robert M. Greenberger                      932                   *
  Butler, Pennsylvania

Robert E. Gregg                          4,420(3)                *
 Grove City, Pennsylvania

William D. Kingery                         704                   *
  New Wilmington, Pennsylvania

Paul M. Montgomery                      25,988                  1.89
 Slippery Rock, Pennsylvania

S. P. Snyder                            20,704                  1.50
 Slippery Rock, Pennsylvania

William C. Sonntag                       8,160                   *
 Slippery Rock, Pennsylvania

Charles C. Stoops, Jr.                  42,348                  3.07
 Pittsburgh, Pennsylvania

Norman P. Sundell                        3,456                   *
 Slippery Rock, Pennsylvania

Kenneth D. Wimer                        16,292                  1.18
 Grove City, Pennsylvania

Officers, Directors and                445,871                 32.35
  Nominees for Directors
  as a Group (4)

-------------
*Less than l%

[FN]
(l) Each of the identified beneficial owners, including the officers, directors and nominees for director as a group, has sole investment and voting power as to all the shares shown as beneficially owned with the exception of those held by certain officers, directors and nominees for director jointly with their spouses or directly by their spouses or other relative.

(2) Shares are deemed to be beneficially owned if a person directly or indirectly has or shares the power to vote or dispose of the shares.

(3) Includes voting power of attorney over 1,496 shares owned by members of Mr. Gregg's family.

(4) The group consists of 14 persons, being two officers of the Corporation, one executive officer of The First National Bank of Slippery Rock (the "Bank"), directors and nominees for director, as of the Record Date.

                    Principal Holders of Stock

      Except as set forth in the following table, no person is known to the Corporation's management to own of record or beneficially 5% or more of the outstanding Common Stock as of the Record Date:

                                                  Common Stock
Name and Address                            ------------------------
Beneficial Owner                             Amount         Percent
----------------                            --------       ---------

Grady W. Cooper                              181,947           13.20
St. Cloud, Florida 34769

William J. McDanel                            75,444            5.47
Slippery Rock, Pennsylvania 16057

                           ELECTION OF DIRECTORS

      The Corporation's Articles of Incorporation provide that, beginning with directors to be elected at the 1992 Annual Meeting, there shall be three classes. In 1992, Class I, II and III were elected with terms expiring in 1993, 1994 and 1995, respectively. Beginning in 1993, one class is elected each year for a three-year term. The total number of directors shall be that number from time to time determined by a resolution adopted by a majority vote of the directors then in office or by resolution of the shareholders at a meeting thereof. There shall be not less than five directors. The number of directors for 1997 has been set at 11.

      The Board of Directors has nominated Messrs. Robert M. Greenberger, Paul M. Montgomery, William C.Sonntag and Norman P. Sundell for election as Class II directors for three-year terms to expire at the 2000 Annual Meeting of Shareholders, or until their successors are duly elected and qualified.
All Class II directors were elected by the shareholders at the 1994 Annual Meeting for a term of three years. The remaining seven directors will continue to serve in accordance with their previous election with the terms of the Class I and Class III directors expiring in 1999 and 1998, respectively. Mr. William J. McDanel, a Class I director, resigned as of July 31, 1996 and was named Director Emeritus.

      Each shareholder has one vote for each share registered in his or her name and does not have cumulative voting rights. Unless authority is withheld as to a particular nominee or as to all nominees, all proxies will be voted for the nominees listed below.

      It is intended that shares represented by proxies will be voted for the nominees listed below, each of whom, is now a director of the Corporation and each of whom has expressed his willingness to serve, or for any substitute nominee or nominees designated by the Board of Directors in the event any nominee or nominees become unavailable for election. The four persons receiving the highest number of votes for Class II directors will be elected. The Board of Directors has no reason to believe that any of the nominees will not serve if elected.

      In the following tables are set forth as to each of the nominees for election as Class II directors and as to each of the continuing Class I and Class III directors his age, principal occupation and business experience, the period during which he has served as a director of the Corporation, the Bank or an affiliate and other business relationships. There are no family relationships between any of the persons listed below except Mr. Cooper and the Messrs. Wimer are first cousins.


                  Nominees For Election as Class II Directors
                              Terms Expire in 2000

                                                                Directorship
                                                                  in other
Name and Principal                             Director           Reporting
Occupation (1)                    Age        Since (2)(3)         Companies
------------------                ---        ------------       ------------

Robert M. Greenberger             60             1995               None
Owner and President,
Harry Products, Inc.,
parent firm of Warehouse
Sales and Trader
Horn, Retail Sales

Paul M. Montgomery                72             1971               None
Retired, former
President of the
Bank

William C. Sonntag                48             1989               None
President and Chief
Executive Officer of
the Corporation and
Bank

Norman P. Sundell                 53             1987               None
Partner
Sundell Auto Specialties

THE BOARD OF DIRECTORS RECOMMENDS THE ABOVE NOMINEES BE ELECTED



                        Class I Directors
                       Terms Expire in 1999
                                                                Directorship
                                                                  in other
Name and Principal                             Director           Reporting
Occupation (1)                    Age        Since (2)(3)         Companies
------------------                ---        ------------       ------------

John W. Conway                    72             1961               None
Vice Chairman,
Retired, former
Executive Vice
President of the Bank

William D. Kingery                43             1995               None
Vice President and
Treasurer, Springfield
Restaurant Group

Charles C. Stoops, Jr.            63             1984               None
General Tax Counsel,
Rockwell International
Corp.



                       Class III Directors
                       Terms Expire in 1998

                                                                Directorship
                                                                  in other
Name and Principal                             Director           Reporting
Occupation (1)                    Age        Since (2)(3)         Companies
------------------                ---        ------------       ------------

Grady W. Cooper                   74             1966               None
Chairman of the Board,
former President of
Cooper Brothers, Inc.
Building Supplies

Robert E. Gregg                   55             1987               None
Partner, Spring
Meadows Farms

S. P. Snyder,                     64             1966               None
Retired, former
Owner and Partner,
Snyder Bus Company

Kenneth D. Wimer                  70             1971               None
Retired, former
Manager, Cooper
Brothers, Inc.
Building Supplies


[FN]
(l) All directors and nominees have held the positions indicated or another senior executive position with the same entity or one of its affiliates or predecessors for the past five years.

(2) Reflects the earlier of the first year as a director of the Corporation or the Bank.

(3)   All incumbent directors were elected by the shareholders.

Board Meetings and Committees

      The Board of Directors of the Corporation has various committees including a Personnel and Salary Committee and an Audit Committee. During the year 1996 the Board of Directors of the Corporation held 7 meetings and the Board of Directors of the Bank held 12 meetings. The Audit Committee held 10 meetings. The Audit Committee of the Corporation and the Bank comprise the same persons and all meetings were jointly held. Each director attended at least 75% of the combined total of meetings of the Board of Directors and each committee of which he was a member.

      The Audit Committee is responsible for recommending to the Board of Directors the appointment of an independent public accountant to audit the books and accounts of the Corporation and its subsidiaries; reviewing the reports of the Audit Department and the reports of examination conducted by the bank and bank holding company regulators and of independent public accountants; reviewing the adequacy of internal audit and control procedures; and reporting to the Board of Directors. The Audit Committee is presently comprised of Messrs. Conway, Gregg, Kingery and Wimer who also constitute the Audit Committee of the Bank.

      The Corporation presently does not have a separate Nominating Committee. The Personnel and Salary Committee of the Bank, consisting of Messrs. Cooper, Greenberger, Snyder, Stoops, Sundell, and Wimer, met 3 times in 1996. Mr. Sonntag is ex-officio member of all committees.

                         EXECUTIVE COMPENSATION

Compensation of Directors

      Directors are paid $850 for each Board meeting. A total of $105,075 was paid as Directors fees in 1996.

Executive Compensation

      The following persons are considered to be Executive Officers of the Corporation by virtue of their position with the Corporation or the Bank.

      Name             Age         Position         Business Experience(1)
------------------     ---         --------         ---------------------
William C. Sonntag     48     President and Chief
                              Executive Officer
                              of the Corporation
                              and the Bank

Mark A. Volponi        35     Treasurer of the
                              Corporation and
                              Controller of the Bank

Eleanor L. Cress       57     Secretary of the
                              Corporation and
                              Vice President and
                              Secretary of the Bank

Dale R. Wimer          51     Executive Vice
                              President of the Bank

[FN]
(l) Each of the above persons, has held an executive position with the Corporation or the Bank for the past five years.

      The following table sets forth the cash compensation paid or to be paid by the Bank for services rendered during 1996 to Mr. Sonntag, the Chief Executive Officer. No other officer's compensation exceeded $100,000. The Corporation pays no salaries or benefits.

                   SUMMARY COMPENSATION TABLE
                    Annual Compensation (l)(2)
Name and
Principal                                                All Other Annual
Position           Year      Salary       Bonus          Compensation (4)
------------       ----     --------     --------        ----------------
William C.         1996     $ 85,512     $ 28,167                -
Sonntag,           1995       80,508       26,068                -
President and      1994       75,036       23,365                -
Chief Executive
Officer (3)

[FN]
(l) Information with respect to group life, health, hospitalization and medical reimbursement plans is not included as they do not discriminate in favor of officers or Directors and are available generally to all salaried employees.

(2) Information with respect to the Bank's Employees Retirement Plan is not included as it is a fixed benefit plan available to all salaried employees on the same terms and conditions.

(3) Does not include amounts attributable to miscellaneous benefits. In the opinion of management of the Corporation, the cost of providing such benefits during 1996 did not exceed the lesser of $50,000 or 10% of Mr.Sonntag's total salary and bonus.

(4) The Corporation has no restricted stock or other long-term incentive plans. The Board of Directors has approved an Employees Incentive Stock Option Plan and a Non-Employee Directors Stock Option Plan, but no grants have been made pursuant to either Plan.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Exchange Act requires the Corporation's officers, directors and persons owning more than 10% of the Corporation's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and such shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Except as set forth above in "Principal Holders of Stock", the Corporation knows of no person who owned 10% or more of its Common Stock.

      Based upon review of copies of the forms furnished to the Corporation, the Corporation believes that during 1996 all Section 16(a) filing requirements were complied with in a timely manner.

                       TRANSACTIONS WITH MANAGEMENT

      Certain directors, nominees and executive officers and/or their associates were customers of and had transactions with the Corporation or the Bank during 1996. Transactions which involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

      The following table sets forth information with respect to each current director and executive officer of the Corporation and its affiliates who had borrowings of $60,000 or greater from the Bank during 1996.

                    Indebtedness of Management

                                                            Highest
                                                           Principal
Names              Type          Year       Interest         Amount          Balance at
and Position      of Loan        Made         Rate           in 1996      December 31, 1996
------------      -------        ----       --------        ---------     -----------------

Robert            Line of        1987          9.29%        $  17,829         $  15,437
E. Gregg          Credit                   (Variable)
(Director)
                  Mortgage       1995         8.125%           71,903            71,398
                                           (Variable)

                  Equipment      1991          10.5%            1,765                 0
                  (1)

                  Mortgage       1991          8.25%          126,497           119,026
                  (1)                      (Variable)

                  Line of        1991          9.25%           23,000            23,000
                  Credit (1)               (Variable)

                  Auto-          1995          11.5%            9,931             7,770
                  mobile (2)

                  Unsecured      1994         11.04%            4,673             4,037
                  (2)                        (Variable)

                  Unsecured      1995          11.5%            2,851             2,006
                  (2)

Robert M.         Unsecured      1992          10.5%            2,823             1,829
Greenberger
(Director)        Line of        1995          8.25%        1,005,491           604,580
                  Credit (3)

                  Mortgage       1995           8.0%          139,621           138,525
                  (4)

                  Mortgage       1995          8.75%           25,511            25,511
                  (4)

                  Mortgage       1987          7.75%           32,012            32,242
                  (4)                        (Variable)

                                    -9-


                  Line of        1996         11.04%        $   1,516         $     317
                  Credit (5)               (Variable)

                  Mortgage       1996          8.25%          200,000           197,238

William           Mortgage       1995         7.125%          233,910           224,369
D. Kingery                                  (Variable)
(Director)
                  Commer-        1992          8.75%          183,060                 0
                  cial
                  Mortgage (6)

                  Line of        1995         10.29%            3,549                 0
                  Credit (6)                (Variable)

Paul M.           Line of        1995          9.29%           72,862            70,591
Montgomery        Credit                    (Variable)
(Director)
                  Auto-          1993          10.5%              993                 0
                  mobile (7)

                  Mortgage       1991         9.375%           18,973            17,950
                  (7)

                  Unsecured      1993         11.75%              948                 0

                  Unsecured      1996         11.50%            5,000             4,053

                  Mortgage       1996           9.5%           12,000            11,945
                  (7)

S.P. Snyder      Unsecured       1991          8.25%           14,002            11,002
(Director)                                  (Variable)

                  Unsecured      1991          8.25%            9,500             3,000
                  (8)                       (Variable)

                  Mortgage       1994         6.875%          114,438           109,303
                  (9)

                  Residence      1989        11.956%            4,934                 0
                  (9)

                  Line of        1987          9.04%            9,684             8,332
                  Credit (9)


                  Equipment      1995         10.25%            9,349             4,699
                  (10)

                  Equipment      1995         10.25%           23,040            16,132
                  (10)


                                    -10-

                  Equipment      1995            10.25%        $21,600                  $15,122
                  (10)

                  Equipment      1996             9.25%         15,036                   12,773
                  (10)

William C.        Auto-          1995             8.95%         14,116                   11,505
Sonntag           mobile (11)
(Director
and President)    Auto-          1995             9.75%         12,731                   10,669
                  mobile(11)

                  Commer-        1994             9.00%         34,316                   26,094
                  cial (11)

                  Line of        1993             9.29%          3,682                    3,224
                  Credit (11)

Eleanor L.        Line of        1993             9.29%         11,910                      624
Cress             Credit (12)
(Officer)
                  Education      1993            12.25%          3,889                    2,622
                  (12)

                  Mortgage       1994            7.625%         54,329                   52,960
                  (12)                         (Variable)

                  Line of        1996            11.04%          2,000                      200
                  Credit                       (Variable)
                  (12)

Mark A.           Home           1993              7.0%        124,167                  122,735
Volponi           Mortgage
(Officer)
                  Line of        1987            11.04%          2,798                    2,792
                  Credit                       (Variable)

                  Auto           1996              8.9%          2,582                    1,555

[FN]
(1)   Loans to Spring Meadow Farms, of which Mr. Gregg is a partner.

(2)   Loans to Mr. Gregg's son.

(3)   Loan to Harry Products, of which Mr. Greenberger is owner.

(4)   Loans to Mr. Greenberger's brother.

(5)   Loan to Mr. Greenberger's son.

(6) Loans to Original Log Cabin Inn, of which Mr. Kingery is the former owner.

(7)   Loans to Mr. Montgomery's children.

(8)   Loan to Snyder's Garage, of which Mr. Snyder is owner.

(9)   Loans to Mr. Snyder's daughter and other relatives.

(10)  Loans to business of which Mr. Snyder's son-in-law is a part owner.

(11)  Loans to Mr. Sonntag's sister and brother-in-law.

(12)  Loans to Mrs. Cress' son and brother.

                            1997 STOCK OPTION PLANS

      Shareholders are being asked to approve and adopt the Corporation's 1997 Employees Incentive Stock Option Plan ("ISOP") and the 1997 Directors Stock Option Plan ("Directors Plan"). The ISOP and the Directors Plan have both been approved by the Board of Directors at their meeting held on January 21, 1997, and the Board of Directors recommends that the shareholders approve and adopt both Plans.

      Following is a summary of each plan. A complete copy of each plan may be obtained by a shareholder by request in writing to:

                  Eleanor L. Cress, Secretary
                  Slippery Rock Financial Corporation
                  100 South Main Street
                  Slippery Rock, Pennsylvania 16057-1245

                                 ISOP

      The purpose of the ISOP is to encourage the eligible employees of the Corporation and its subsidiaries to increase their efforts to make the Corporation and each subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a subsidiary, to reward such employees by providing an opportunity to acquire the common stock of the Corporation ("Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employment of the Corporation or a subsidiary. The ISOP provides that options to purchase up to an aggregate of 100,000 shares of Common Stock may be granted to salaried employees who hold executive, managerial, technical or professional responsibility, subject to the following terms and conditions.

      1. The ISOP shall be administered by a Committee appointed, from time to time by the Board of Directors and consisting of members of the Personnel Committee who are not also employees of the Corporation. The Committee, subject to the provisions of the ISOP, shall have full and final authority to grant options and to determine the employees to whom such options shall be granted and the number of shares to be covered by such option.

      2. The Committee shall have authority to grant only "Incentive Stock Options" pursuant to Section 422 of the Internal Revenue Code of 1986. Shares which may be issued or delivered under the ISOP may be either authorized but unissued shares or treasury shares or partly each as determined from time to time by the Board of Directors. If any Stock Option granted under the ISOP is cancelled or terminates or expires without having been exercised in full, the number of shares subject to such option shall again be available for purposes of the ISOP.

      3. The aggregate fair market value of stock "determined at the time of grant" with respect to which options are exercisable for the first time by any individual during any calendar year shall not exceed $100,000.00. The purchase price at which an option may be exercised shall be the price as determined by the Committee but shall not be less than 100% of the fair market value per share of Common Stock on the date of the grant, provided, however, that in the case of a grant to an employee who immediately prior to such grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation ("10% Employee"), the option price shall not be less than 110% of such fair market value. The option price may be payable in cash, in shares of the Common Stock already owned by the optionee having a fair market value on the date of exercise equal to the option price of the shares being purchased, by delivery to the Corporation of a notice of exercise with an irrevocable direction to a broker-dealer to sell a sufficient portion of the shares and deliver the sale proceeds to the Corporation sufficient to pay the purchase price or by electing to have shares otherwise issuable to the optionee having a fair market value equal to the exercise price of the option withheld to pay the exercise price.

      4. The date of exercise of the stock option shall be determined under procedures established by the Committee and the option price shall be payable at such time in full, provided however that stock options may not be exercised before the second anniversary of the date on which the options were granted ("Grant Date"). On or after the second anniversary date, 33 1/3% of the options may be exercised; on or after the third anniversary of the Grant Date, 66 2/3% of the options, minus the aggregate number previously exercised, may be exercised; and on or after the fourth anniversary of the Grant date, the remainder may be exercised. No incentive stock options shall be exercisable after the expiration of ten years from the Grant Date of the grant, except that this period is limited to five years in the case of a 10% Employee.

      5. No stock option rights are transferable by an optionee other than by will or by the laws of descent and distribution in the state of domicile of the optionee at the time of death. If employment of an optionee is voluntarily terminated with the consent of the Corporation or by retirement under a retirement plan of the Corporation, options must be exercised no later than three months following the date of termination of employment or ten years from the date of the grant of the option, whichever first occurs. An exception to this arises if employment is terminated by disability of the optionee or by death of the optionee. In either of those cases, the options may be exercised by the optionee or by the administrator of his or her estate for a period of twelve months from the date of termination of employment or ten years from the date of the grant of the option, whichever first occurs.

      6. All options shall be confirmed by a Stock Option Agreement which shall be executed by an officer of the Corporation and by the optionee. Fair market value shall be computed by taking a weighted average of the mean between the highest and lowest selling price per share of the Common Stock as quoted in such reliable publications as the Committee may choose on the nearest date before and the nearest date after the date as of which fair market value is to be determined. If the stock does not trade in the over-the-counter market or on a stock exchange, fair market value shall be determined by an independent and experienced appraiser selected by the Committee. The obligation of the Corporation to issue or deliver shares of common stock shall be subject to the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by counsel of the Corporation, to the condition that shares shall have been listed or authorized for listing upon official notice of issuance upon such stock exchanges on which the shares may then be listed and all other applicable laws, regulations, rules and orders which then may be in effect.

      7. If there is a change in the number of shares of common stock issued and outstanding, the number of shares of common stock then subject to any outstanding option shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date for determining the shareholders entitled to receive such stock dividend or distribution. Such changes shall include a stock dividend distribution declared upon the common stock or an exchange of shares of common stock of the corporation into a different number or kind of shares of stock or other securities of the Corporation or another corporation through a reorganization, reclassifaction, recapitalization, stock split-up, combination of shares, merger or consolidation. The per share stock option price shall be adjusted to reflect the adjustment in the number of shares.

      8. Stock options shall become exercisable upon the occurrence of certain events whether or not such options are then exercisable under the provisions of the agreements relating to them. These events include (i) purchase of shares pursuant to a tender offer or exchange offer other than by the Corporation, (ii) for a period of sixty days following the date upon which the Corporation acquires knowledge that any person or a group of persons has become the beneficial owner of 20% or more of all voting stock of the Corporation, (iii) for a period of sixty days following the date of a filing by any person disclosing an intention to acquire or change control of the Corporation, (iv) for a period of sixty days beginning on the date, during any period for two consecutive years, when individuals who at the beginning of such period constituted the board of directors cease to constitute at least a majority thereof unless the election or nomination for election by the shareholders of each new director was approved by a vote of at least two-thirds of the directors still in office at the beginning of the period and (v) for a period of sixty days beginning on the date of approval of the shareholders of the Corporation of a reorganization agreement providing for the merger or consolidation of the Corporation with another corporation where present shareholders of the Corporation, will not own immediately after the reorganization 40% or more of all voting shares for the election of directors or the sale or other disposition of all or substantially all of the assets of the Corporation.

      9. Neither the adoption of the Plan or any action by the Board of Directors or the Committee pursuant to the Plan shall be deemed to give any employee the right to be granted a stock option or confer to any employee the right to continue in the employment of the Corporation or any subsidiary or diminish in any way the right of the Corporation or its subsidiary to determine the employment of any employee at any time.

      10. The effective date of the ISOP shall be January 21, 1997, the date of adoption by the Board of Directors provided that such adoption is approved by the affirmative vote of the holders of at least the majority of the outstanding shares of Common Stock at a meeting of the shareholders held within one year of the effective date.

      11. The proceeds received by the Corporation for the sale of Common Stock issued pursuant to the exercise of options shall be used for general corporate purposes. The Corporation is under no obligation to purchase or reserve Common Stock to satisfy the exercise of stock options. Furthermore, the grant of stock options to employees shall not constitute the establishment of a trust of the Common Stock issuable pursuant to such options.

      12. The Board may alter, amend, revoke or terminate the ISOP at any time. No such termination or revocation shall terminate any outstanding option previously granted, and no alteration or amendment shall, without prior shareholder approval, (a) increase the total number of shares which may be issued under the ISOP, (b) increase the number of shares issuable to any one person (c) make any changes in the class of eligible employees or (d) extend the period during which options may be granted. No such action shall, without the written consent of the holders of an option, adversely affect the rights of such holder.

      13. An optionee who does not dispose of the shares within two years after an option was granted or within one year after the option was exercised will not recognize income at the time the option is exercised, and no federal income tax deduction will be available to the Corporation at any time as a result of such grant or exercise. However, the excess of the fair market value of the stock subject to the ISOP on the date the option is exercised over the exercised price of the option will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. The Corporation is not entitled to income tax deduction under such circumstances.

      THE BOARD OF DIRECTORS AND THE PRINCIPAL OFFICERS OF THE CORPORATION INTEND TO VOTE FOR THE ISOP AND RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE ISOP.

                               DIRECTORS PLAN

      The purpose of the Directors Plan is to improve the growth and profitability of the Corporation by attracting and retaining qualified non-employee directors and providing such directors with proprietary interest in the Corporation through non-discretionary grants of non-qualified stock options ("Stock Options") to purchase shares of the Corporation's common stock, par value $0.25 per share ("Common Stock"). The Directors Plan provides that Stock Options to purchase up to 36,000 shares of Common Stock may be granted to directors of the Corporation or any subsidiary who are not employees of the Corporation or any subsidiary subject to the following terms and conditions. The Directors Plan shall be administered by a Committee consisting of those members of the Personnel Committee of the Board of Directors who are not also employees of the Corporation or any subsidiary.
The Committee shall have the power to perform all such acts as are deemed necessary or expedient to promote the best interest of the Corporation with respect to the Plan.

      2. Shares which may be issued or delivered under the Directors Plan may be either authorized but unissued shares or treasury shares or partly each as determined from time to time by the Board. If any Stock Option as granted under the Directors Plan is canceled or terminates or expires without having been exercised in full, the number of shares subject to such Stock Option shall again be available for purposes of the Directors Plan.

      3. The aggregate fair market value of Common Stock "determined at the time of grant" with respect to which Stock Options are exercisable shall be the price as determined by the Committee but shall not be less than 100% of the fair market value per share of Common Stock on the date of the grant. The option price may be payable in cash, in shares of Common Stock already owned by the optionee having a fair market value on the date of exercise equal to the option price of the shares being purchased, by delivery to the Corporation of a notice of exercise with an irrevocable direction to a broker-dealer to sell a sufficient portion of the shares and deliver the sale proceeds to the Corporation sufficient to pay the purchase price or by electing to have shares otherwise issuable to the optionee having a fair market value equal to the exercise price of the Stock Option withheld to pay the exercise price.

      4. A compensatory Stock Option to purchase 300 shares of Common Stock shall automatically be granted to each non-employee director of the Corporation as of September 30 of each year, beginning September 30, 1997 and ending on September 30, 2006.

      5. The date of exercise of the Stock Option shall be determined under procedures established by the Committee and the option price shall be payable in full at such time provided. All Stock Options under the Directors Plan shall be immediately vested on the date of grant, provided however that no Stock Option shall be exercisable after the expiration of ten years from the date of the grant and provided further that no Stock Option or portion thereof may be exercised until the shareholders of the Corporation have approved this plan by such vote as may be required by applicable laws and regulations.

      6. All options shall be confirmed by a Stock Option Agreement which shall be executed by an officer of the Corporation and by the Optionee. Fair market value shall be computed by taking a weighted average of the mean between the highest and lowest selling price per share of the Common Stock as quoted in such reliable publications as the Committee may choose on the nearest date before and the nearest date after the date as of which fair market value is to be determined. If the stock does not trade in the over-the-counter market or on the stock exchange, fair market value shall be determined by an independent and experienced appraiser selected by the Committee.

      7. If an optionee dies while serving as a non-employee director of the Corporation or terminates his service as a non-employee director as a result of disability without having fully exercised his options, the optionee or the executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve-month period following such date or disability, provided that no option shall be exercisable more than ten (10) years from the date it was granted. If an optionee ceases to hold office as a non-employee director of the Corporation for any reason other than death, disability or removal for cause without having fully exercised his options, the optionee shall have the right to exercise such options during the three months following such succession, provided that no option shall be exercisable more than ten (10) years from the date it was granted. Options granted to a non-employee director who is removed for cause shall terminate as of the effective date of such removal.

      8. Options shall not be transferable by an optionee except by Will or the laws of dissent and distribution and during an optionee's lifetime shall be exercisable only by the optionee or the optionee's guardian or legal representative.

      9. If there is a change in the number of shares of Common Stock issued and outstanding, the number of shares of Common Stock then subject to any outstanding option shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such share had been outstanding on the date for determining the shareholders entitled to receive such stock distribution or dividend. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, shares of Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an option being entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or other amount of other securities of the Corporation or such other corporation as are exchangeable for the number of shares of Common Stock which such optionee would have been entitled to purchase or acquire except for such action. Appropriate adjustment shall be made to the per share exercise price of outstanding options.

      10. Neither the Plan nor the grant of any options under the Plan or any action taken by the Committee in connection with the Plan shall create any right on the part of a non-employee director of the Corporation to continue as such.

      11. The effective date of the Directors Plan shall be January 21, 1997, the date of adoption by the Board of Directors provided that such adoption is approved by the affirmative vote of the holders of at least the majority of the outstanding shares of Common Stock at a meeting of the shareholders.

      12. The proceeds received by the Corporation for sale of Common Stock issued pursuant to exercise of option shall be used for general corporate purposes. The Corporation is under no obligation to purchase or reserve Common Stock to satisfy the exercise of stock options.

      13. The Board may amend or revise the Plan from time to time provided that no amendment which (a) changes the maximum number of shares that may be sold or issued under the Plan or (b) changes the class (except as otherwise provided in case of a split or other division of the shares) or changes the class of persons that may be granted options shall be effective until it receives the approval of the shareholders from the Corporation. The Board may not, without the consent of a holder of an option, alter or impair any option previously granted under the Plan except as specifically authorized in the Plan. In any event, certain provisions of the Plan may not be amended more than once every six months other than to comport to applicable provisions of law or regulation applicable to the Plan.

      14. The difference between the fair market value of common stock on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise and the Corporation will be entitled to a deduction in the amount of income so recognized by the optionee. Upon a subsequent disposition of the shares, the difference between the amount received by the optionee and the fair market value on the option exercise date will be treated as long or short-term capital gain or loss, depending upon the holding period of the shares.

THE BOARD OF DIRECTORS AND THE PRINCIPAL OFFICERS OF THE CORPORATION INTEND TO VOTE FOR THE DIRECTORS PLAN AND RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE DIRECTORS PLAN.
                                 AUDITORS

      S. R. Snodgrass, A.C. has audited the Corporation's financial statements for the fiscal year ended December 31, 1996, and the report on such financial statements appears in the Annual Report to Shareholders. S. R. Snodgrass, A.C. has been selected by the Board of Directors to perform an examination of the consolidated financial statements of the Corporation for the year ending December 31, 1997.

                           FINANCIAL INFORMATION

      A copy of the Corporation's Annual Report to Shareholders for the year ended December 31, 1996 accompanies this Proxy Statement. Such Annual Report is not a part of the proxy solicitation materials.

      REQUESTS FOR PRINTED FINANCIAL MATERIAL FOR THE CORPORATION OR ANY OF ITS SUBSIDIARIES - ANNUAL OR QUARTERLY REPORTS, FORMS 10-KSB AND 10-QSB AND CALL REPORTS AND A LIST OF EXHIBITS - SHOULD BE DIRECTED TO MARK A. VOLPONI, TREASURER, 100 SOUTH MAIN STREET, SLIPPERY ROCK, PA 16057-1245, TELEPHONE
(412) 794-2210. UPON WRITTEN REQUEST AND PAYMENT OF A COPYING FEE OF TEN CENTS A PAGE, THE CORPORATION WILL ALSO FURNISH A COPY OF ALL EXHIBITS TO THE FORM 10-KSB.

                               OTHER MATTERS

      The Board of Directors knows of no other matters to be presented at the meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment of the persons named in the proxy.

               SHAREHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

      Any shareholder desiring to present a proposal to be considered at the 1998 Annual Meeting of Shareholders should submit the proposal in writing to:
William C. Sonntag, President, Slippery Rock Financial Corporation, 100 South Main Street, Slippery Rock, PA 16057-1245 no later than November 15, 1997.

                                  By Order of the Board of Directors,


                                  -----------------------------------
                                  Eleanor L. Cress
                                  Secretary

                  PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF
                      SLIPPERY ROCK FINANCIAL CORPORATION

      The undersigned shareholder(s) of SLIPPERY ROCK FINANCIAL CORPORATION, Slippery Rock, Pennsylvania do(es) hereby appoint Donald L. Mershimer and Frank Gill, or either one of them my (our) true attorney(s) with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of said Corporation standing in my (our) name(s) on its books on February 28, 1997, at the Annual Meeting of Shareholders to be held at the Slippery Rock Township Municipal Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057, on April 15, 1997, at 7:00 p.m. or any adjournment(s) thereof as follows:

             Mark an "X" in the box below to indicate your vote.

      1.     Election of Directors:

      [  ]   FOR all nominees listed           [  ]   WITHHOLD AUTHORITY
             below (Except as marked                  to vote for all
             to the contrary below)                   nominees listed below

     SPECIAL INSTRUCTIONS: To WITHHOLD authority to vote for any individual nominee(s), draw a line through the nominee's name(s) below.

                 Class II Director for Term Expiring in 2000
                 -------------------------------------------

            Robert M. Greenberger         William C. Sonntag
            Paul M. Montgomery            Norman P. Sundell


      2.     Approval of Employees Incentive Stock Option Plan.

      [  ]   Approve                             [  ]   Disapprove

      3.     Approval of Non-Employee Directors Stock Option Plan.

      [  ]   Approve                             [  ]   Disapprove

      4. In accordance with the recommendations of management, to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

     IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED SHALL BE VOTED IN FAVOR OF ITEM 1, 2 AND 3 AND IN ACCORDANCE WITH THE
     RECOMMENDATION OF MANAGEMENT WITH RESPECT TO ITEM 4.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.

     This will ratify and confirm all that said attorney(s) may do or cause to be done by virtue hereof. Said attorney(s) is (are) hereby authorized to exercise all the power that I (we) would possess if present personally at said meeting or any adjournment(s) thereof. I
     (we) hereby revoke all proxies by me (us) heretofore given for any meeting of Shareholders of said Corporation. Receipt is acknowledged of the Notice and Proxy Statement for said meeting, each dated March 21, 1997.

     If you plan on attending the meeting in person, please indicate in the box below.

      WILL ATTEND  [  ]       Number of Shares
                                                ---------------------


                                         -------------------------------
                                         Signature of Shareholder

                                         -------------------------------
                                         Signature of Shareholder

Dated:                        Please date and sign exactly as your name(s)
      --------------------    appear(s) hereon.  When signing as attorney,
                              executor, administrator, trustee, or guardian, etc., you should indicate your full title. If stock is in joint name(s), each joint owner should sign.





















      PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ADDRESSED ENVELOPE